WAIVER NO. 15

WAIVER NO. 15 dated as of September 18, 2009 (this “Agreement”) between MORRIS PUBLISHING GROUP, LLC (the “Borrower”), MORRIS COMMUNICATIONS COMPANY, LLC (“MCC”), MORRIS COMMUNICATIONS HOLDING COMPANY, LLC (“Holdings”), SHIVERS TRADING & OPERATING COMPANY (“Shivers”), MPG NEWSPAPER HOLDING, LLC (“MPG Holdings”), the SUBSIDIARY GUARANTORS party hereto (the “Subsidiary Guarantors” and, together with the Borrower, MCC, Holdings, Shivers and MPG Holdings, the “Obligors”), the Lenders executing this Agreement on the signature pages hereto and JPMORGAN CHASE BANK, N.A., as administrative agent for the lenders party to the Credit Agreement referenced below (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

The Borrower, MCC, the lenders party thereto and the Administrative Agent are parties to a Credit Agreement dated as of December 14, 2005 (as amended by Amendment No. 1 thereto, Amendment No. 2 and Waiver thereto, Amendment No. 3 thereto, Amendment No. 4 and Waiver No. 2 thereto, Waiver No. 3 thereto, Amendment No. 5 and Waiver No. 4 thereto, Waiver No. 5 thereto, Waiver No. 6 thereto, Waiver No. 7 thereto, Waiver No. 8 thereto, Amendment No. 6 and Waiver No. 9 thereto, Waiver No. 10 thereto, Waiver No. 11 thereto, Waiver No. 12 thereto, Waiver No. 13 thereto and Waiver No. 14 thereto and as otherwise modified and supplemented and in effect immediately prior to the effectiveness of this Agreement, the “Credit Agreement”).  The Lenders executing this Agreement on the signature pages hereto wish now to waive a certain Default under the Credit Agreement, subject to the terms and provisions of this Agreement, and, accordingly, the parties hereto hereby agree as follows:

Section 1.  Definitions.  Except as otherwise defined in this Agreement, terms defined in the Credit Agreement are used herein as defined therein.

Section 2.  Waiver.  Subject to the satisfaction of the conditions precedent specified in Section 4 hereof, but effective as of the date hereof, the Administrative Agent, on behalf of the Lenders, hereby:

(a)  extends, until 5:00 p.m., New York City time, on September 25, 2009, the waiver set forth in Section 3(a) of Amendment No. 4 and Waiver No. 2 to the Credit Agreement of any Default under clause (b) of Article VII of the Credit Agreement that consists solely of the Borrower or Morris Finance defaulting in the payment when due of interest due on February 1, 2009 on the 2003 Senior Subordinated Notes (the “February 1 Bond Interest Payment Default”);

(b)  extends, until 5:00 p.m., New York City time, on September 25, 2009, the waiver set forth in Section 3(b) of Amendment No. 6 and Waiver No. 9 to the Credit Agreement of any Default under clause (b) of Article VII of the Credit Agreement that consists solely of the Borrower or Morris Finance defaulting in the payment when due of interest due on August 1, 2009 on the 2003 Senior Subordinated Notes (the “August 1 Bond Interest Payment Default”);

(c)  extends, until 5:00 p.m., New York City time, on September 25, 2009, the waiver set forth in Section 2(c) of Waiver No. 12 to the Credit Agreement of any Default that consists solely of the Cash Flow Ratio exceeding the applicable amount permitted under Section 6.06(a) of the Credit Agreement with respect to the period of four fiscal quarters ending on June 30, 2009 (the “Cash Flow Ratio Default”); and

(d)  extends, until 5:00 p.m., New York City time, on September 25, 2009, the waiver set forth in Section 2(d) of Waiver No. 12 to the Credit Agreement of any Default that consists solely of the Interest Coverage Ratio being less than the applicable amount permitted under Section 6.06(c) of the Credit Agreement with respect to the period of four fiscal quarters ending on June 30, 2009 (together with the February 1 Bond Interest Payment Default, the August 1 Bond Interest Payment Default and the Cash Flow Ratio Default, the “Specified Defaults”);

provided that such waivers shall expire upon:

 (i)           the termination or expiry of the Amended Forbearance Agreement referenced below or the occurrence of any “Forbearance Termination Event” thereunder (as such term is defined therein);

(ii)           any amendment, waiver, supplementation or modification of the Amended Forbearance Agreement (other than Amendment No. 12 to Forbearance Agreement referenced below) without the consent of the Required Lenders;

(iii)           the occurrence or continuance of any Default other than a Specified Default;

(iv)           the failure of any representation or warranty made in this Agreement to be true and correct as of the date when made; or

(v)           the failure by any Obligor to comply with any term, condition, covenant or agreement contained in this Agreement.

Upon the expiry of any of the foregoing waivers as provided above, the Administrative Agent and each Lender shall be entitled to exercise any and all rights and remedies under the Loan Documents in respect of any Event of Default covered by such waiver to the extent such Event of Default shall then be continuing.

Section 3.  Representations and Warranties.  Each of the Obligors represents and warrants to the Lenders and the Administrative Agent, as to itself and each of its subsidiaries, that (i) the representations and warranties set forth in Article III of the Credit Agreement and in the other Loan Documents are true and complete as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date) and (ii) immediately before and after giving effect to this Agreement, no Default or Event of Default (other than any Specified Default or any Event of Default arising therefrom) has occurred and is continuing.

Section 4.  Conditions Precedent.  The waivers set forth in Section 2 hereof shall become effective as of the date hereof upon the satisfaction of the following conditions:

(i)           Execution.  The Administrative Agent shall have received executed counterparts of this Agreement from the Obligors and the Required Lenders.

(ii)           Amendment to Forbearance Agreement.  The Administrative Agent shall have received, in form and substance satisfactory to it, a duly executed and binding amendment (“Amendment No. 12 to Forbearance Agreement”) to the Forbearance Agreement dated as of February 26, 2009 among the Borrower, Morris Finance, the guarantors parties thereto and holders, or investment advisors or managers of holders, of over 75% of the principal amount of the outstanding 2003 Senior Subordinated Notes (as amended by the Amendment to Forbearance Agreement dated as of April 6, 2009, Amendment No. 2 to Forbearance Agreement dated as of April 23, 2009, Amendment No. 3 to Forbearance Agreement dated as of May 28, 2009, Amendment No. 4 to Forbearance Agreement dated as of June 12, 2009, Amendment No. 5 to Forbearance Agreement dated as of July 14, 2009, Amendment No. 6 to Forbearance Agreement dated as of July 31, 2009, Amendment No. 7 to Forbearance Agreement dated as of August 14, 2009, Amendment No. 8 to Forbearance Agreement dated as of August 21, 2009, Amendment No. 9 to the Forbearance Agreement dated as of August 28, 2009, Amendment No. 10 to the Forbearance Agreement dated as of September 4, 2009, Amendment No. 11 to the Forbearance Agreement dated as of September 11, 2009, Amendment No. 12 to Forbearance Agreement and any subsequent amendment thereto in form and substance satisfactory to the Required Lenders, the “Amended Forbearance Agreement”).

(iii)           No Default.  No Default or Event of Default (other than any Specified Default or any Event of Default arising therefrom) shall have occurred and be continuing on the date hereof.

(iv)           Expenses.  The Borrower shall have paid in full the costs, expenses and fees as set forth in Section 9.03 of the Credit Agreement (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent).

Section 5.  Security Documents.  Each of the Obligors (a) confirms its obligations under the Security Documents, as applicable, (b) confirms that the obligations of the Borrower and MCC under the Credit Agreement are entitled to the benefits of the pledges and guarantees, as applicable, set forth in the Security Documents, (c) confirms that the obligations of the Borrower and MCC under the Credit Agreement constitute “Guaranteed Obligations”, “Secured Obligations” and “Obligations” (as such terms are defined in the Security Documents, as applicable) and (d) confirms that the Credit Agreement is the “Credit Agreement” under and for all purposes of the Security Documents.

Section 6.  Additional Fee.  Notwithstanding anything to the contrary contained in Section 6 of Waiver No. 13 to the Credit Agreement, the Required Lenders hereby agree that the “Waiver Fee” set forth in Section 6 of said Waiver No. 13 shall be due and payable on the earliest to occur of:

(x) the time at which the waivers extended pursuant to Section 2 hereof expire as provided in said Section 2;

(y) if but only if on or prior to 5:00 p.m., New York City time, on September 23, 2009 the Borrower and Morris Finance shall not have agreed in writing (which written agreement may be subject to negotiation of and entering into definitive documentation evidencing the same) with the holders (or the investment advisors or managers thereof) of over 75% of the principal amount of the outstanding 2003 Senior Subordinated Notes to terms and conditions for a refinancing of the 2003 Senior Subordinated Notes, 5:00 p.m., New York City time, on September 23, 2009; and

(z) 5:00 p.m., New York City time, on September 25, 2009 (such earliest time, the “Waiver Fee Due Date”);

provided that the Waiver Fee shall be deemed waived and shall not be payable if (a) on or before the Waiver Fee Due Date, all principal of and interest on the Loans and other amounts due and payable to the Lenders under the Loan Documents shall have been paid in full and the Commitments shall have terminated, (b) on or before the Waiver Fee Due Date, Tranche Holdings, LLC or its designee shall have purchased the Loans and assumed the Commitments in full pursuant to a Master Assignment and Assumption in form and substance satisfactory to the Administrative Agent and the Lenders, or (c) prior to the payment of the Waiver Fee, Consenting Lenders having Commitments representing at least a majority of the Commitments of all Consenting Lenders shall so agree in writing.

Section 7.  Miscellaneous.  This Agreement shall be limited as written and nothing herein shall be deemed to constitute a waiver of any other term, provision or condition of the Credit Agreement or any other Loan Document in any other instance than as set forth herein or prejudice any right or remedy that the Administrative Agent or any Lender may have or may in the future have under the Credit Agreement or any other Loan Document.  Except as herein provided, each of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.  Delivery of an executed counterpart of a signature page to this Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.  This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

Waiver No. 15
NY3:#7468326v2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

MORRIS PUBLISHING GROUP, LLC
By: /s/ Craig S. Mitchell
Name: Craig S. Mitchell
Title: Senior Vice President of Finance

MORRIS COMMUNICATIONS COMPANY, LLC
By: /s/ Craig S. Mitchell
Name: Craig S. Mitchell
Title: Senior Vice President of Finance

MORRIS COMMUNICATIONS HOLDING COMPANY, LLC
By: /s/ Craig S. Mitchell
Name: Craig S. Mitchell
Title: Senior Vice President of Finance

SHIVERS TRADING & OPERATING COMPANY
By: /s/ Craig S. Mitchell
Name: Craig S. Mitchell
Title: Senior Vice President of Finance

MPG NEWSPAPER HOLDING, LLC
By: /s/ Craig S. Mitchell
Name: Craig S. Mitchell
Title: Senior Vice President of Finance

MORRIS PUBLISHING FINANCE CO.
YANKTON PRINTING COMPANY
BROADCASTER PRESS, INC.
THE SUN TIMES, LLC
HOMER NEWS, LLC
LOG CABIN DEMOCRAT, LLC
ATHENS NEWSPAPERS, LLC
SOUTHEASTERN NEWSPAPERS COMPANY, LLC
STAUFFER COMMUNICATIONS, INC.
FLORIDA PUBLISHING COMPANY
THE OAK RIDGER, LLC
MPG ALLEGAN PROPERTY, LLC
MPG HOLLAND PROPERTY, LLC
MCC RADIO, LLC
MCC OUTDOOR, LLC
MCC MAGAZINES, LLC
MCC EVENTS, LLC
HIPPODROME, LLC
BEST READ GUIDES FRANCHISE COMPANY, LLC
MORRIS VISITOR PUBLICATIONS, LLC
MORRIS BOOK PUBLISHING, LLC
THE LYONS PRESS, INC.
MORRIS AIR, LLC
MCC HARBOUR CONDO, LLC
MCC CUTTER COURT, LLC
MORRIS DIGITAL WORKS, LLC
MSTAR SOLUTIONS, LLC
MVP FRANCE, LLC
MVP GLOBAL, LLC
SOUTHWESTERN NEWSPAPERS COMPANY, L.P.
MCC OUTDOOR HOLDING, LLC
THE MAP GROUP, INC.

By: /s/ Craig S. Mitchell
Name: Craig S. Mitchell
Title: Senior Vice President of Finance

JPMORGAN CHASE BANK, N.A.,
As Administrative Agent

By: /s/ Neil R. Boylan
Name: Neil R. Boylan
Title: Managing Director

LENDERS:

JPMORGAN CHASE BANK, N.A.,
Individually

By: /s/ Neil R. Boylan
Name: Neil R. Boylan
Title: Managing Director

THE BANK OF NEW YORK MELLON,

By: /s/ Edward J. DeSalvio
Name: Edward J. Desalvio
Title: Managing Director

SUNTRUST BANK

By: /s/ Katherine Bass
Name: Katherine Bass
Title: First Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION,

By: /s/ Russ Lyons
Name: Russ Lyons
Title: Director

GENERAL ELECTRIC CAPITAL CORP.

By: /s/ Thomas Costello
Name: Thomas Costello
Title: Duly Authorized Signatory

US BANK NATIONAL ASSOCIATION

By: /s/ Margarita Scher
Name: Margarita Scher
Title: Vice President

WEBSTER BANK, NATIONAL ASSOCIATION,

By: /s/ John Gilsenan
Name: John Gilsenan
Title: Vice President

KEYBANK NATIONAL ASSOCIATION,

By: /s/ Carla Laning
Name: Carla Laning
Title: Vice President

BANK OF AMERICA, N.A.

By: /s/ Garrett M Dolt
Name: Garrett M Dolt
Title: Senior Vice President

COMERICA BANK

By: /s/ Sarah R. West
Name: Sarah R. West
Title: Vice President

RBS CITIZENS N.A.

By: /s/ Joshua Conlon
Name: Joshua Conlon
Title: Bank Officer